 38916-P1 05/26

SUPPLEMENT DATED MAY 26, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED MARCH 1, 2026 OF
PUTNAM GLOBAL INCOME TRUST

Franklin Advisers, Inc. (“Franklin Advisers”) has recommended, and the Board of Trustees of each of Putnam Global Income Trust (“Global Income Trust”) and Putnam Diversified Income Trust (“Diversified Income Trust”) has approved, the reorganization of Global Income Trust with and into Diversified Income Trust. Franklin Advisers is the investment manager of Global Income Trust and Diversified Income Trust. Franklin Advisers and Global Income Trust’s Board of Trustees believe that the reorganization is in the best interests of Global Income Trust and its shareholders.

Although completion of the reorganization is subject to a number of conditions, shareholder approval of the reorganization is not required. The reorganization is currently expected to close on or about August 31, 2026, with the net asset value of the shares to be issued in the reorganization expected to be determined on or about August 28, 2026. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Effective July 27, 2026, any front-end sales charges applicable to the purchase of Global Income Trust shares or contingent deferred sales charges applicable to the redemption of Global Income Trust shares will be waived. Effective on or about June 26, 2026, Global Income Trust will be closed to new accounts. Effective on or about August 24, 2026, Global Income Trust will not accept any additional purchases or exchanges. Global Income Trust reserves the right to change this policy at any time. At any time before the reorganization closes, you can sell your shares back to Global Income Trust or exchange them for shares of another Putnam fund on any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply.

Any gain resulting from the sale or exchange of your shares generally will be subject to tax.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Diversified Income Trust, nor is it a solicitation of any proxy. For more information regarding Diversified Income Trust, or to receive a free copy of the prospectus relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the reorganization will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the reorganization carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.